EXHIBIT 99


 MASTR ASSET SECURITIZATION TRUST SERIES 2002-4 GROUP 3
 WHOLE LOAN 30YR FIXED-RATE

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
 DEAL SIZE                                               $118MM
 GWAC                                                    6.864% +/-15BPS
 WAM                                                     358 +/- 2 MONTHS
 CALIFORNIA                                              100% MAX
 AVG LOAN BALANCE                                        $496K APPROX.
 WA LTV                                                  68.46% APPROX.
 LOAN PURPOSE:    PURCHASE                               50.4% APPROX.
                  RATE/TERM REFI                         36.7% APPROX.
                  CASH-OUT REFI                          12.9% APPROX.
 PROPERTY TYPE:   SF/PUD                                 92.5% APPROX.
                  OTHER                                  7.5% APPROX.
 DOC TYPE:        FULL                                   48.2% APPROX.
                  FULL INCOME/LIMITED ASSET              48.5% APPROX.
                  STREAMLINE DOC                         2.5% APPROX.
                  NIV                                    0.8% APPROX.
 OCCUPANCY:       PRIMARY                                94.9% APPROX.
                  SECONDARY                              3.4% APPROX.
                  INVESTOR                               1.7% APPROX.
 WA FICO                                                 739 APPROX.
 AAA RATINGS                                             2 OF 3 (S&P, MOODYS. FITCH)
 ESTIMATED        LEVEL                                  3.25% APPROX.
 SUBORDINATION
 PRICING SPEED                                           300% PSA
 SETTLEMENT DATE                                         07/30/02
 DEPOSITOR                                         MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
 MASTER SERVICER/BOND                              WELLS FARGO BANK MINNESOTA, NA
 ADMINISTRATOR




ALL NUMBERS APPROXIMATE. ALL TRANCHES SUBJECT TO 10% SIZE VARIANCE.



The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.


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                 MASTR ASSET SECURITIZATION TRUST SERIES 2002-4
                           WHOLE LOAN 15YR FIXED-RATE

DEAL SIZE                                        $188MM

GWAC                                             6.564% +/-15BPS

WAM                                                 178 +/- 2 MONTHS

CALIFORNIA                                        37.0% APPROX.

AVG LOAN BALANCE                                   $585 APPROX.

WA LTV                                              59% APPROX.

LOAN PURPOSE:        PURCHASE                     22.8% APPROX.
                     RATE-TERM REFI               53.0% APPROX.
                     CASH-OUT REFI                24.2% APPROX.

PROPERTY TYPE:       SFD/PUD                      92.0% APPROX.
                     OTHER                         8.0% APPROX.

DOC TYPE:            FULL/ALT                     79.4% APPROX.
                     STATED                        2.7% APPROX.
                     STREAMLINED/QUICK             2.2% APPROX.
                     NIV                           8.9% APPROX.

OCCUPANCY:           PRIMARY                      96.1% APPROX.
                     SECONDARY                     3.5% APPROX.
                     INVESTMENT                    0.4% APPROX.

WA FICO                                             735 APPROX.

AAA RATINGS                                    2 OF 3 (S&P, MOODYS. FITCH)

Estimated Subordination Level                     1.25% approx.

Pricing Speed                                      300% PSA

Settlement Date                                07/30/02

Depositor                             Mortgage Asset Securitization Transactions, Inc.
MASTER SERVICER/BOND ADMINISTRATOR    WELLS FARGO BANK MINNESOTA, NA



                            ALL NUMBERS APPROXIMATE.
                   All tranches subject to 10% size variance.

                                      ABCD

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.



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